                  Oppenheimer Global Securities Fund/VA
             (a series of Oppenheimer Variable Account Funds)
                  Supplement dated July 21, 2004 to the
                     Prospectus dated April 29, 2004

This  supplement  amends the Prospectus of Oppenheimer  Global  Securities
Fund/VA  (the  "Fund"),  a  series  of the  Oppenheimer  Variable  Account
Funds,  and is in  addition  to any  existing  supplements  to the  Fund's
Prospectus.

The section  titled  "Portfolio  Managers" on page 7 of the  Prospectus is replaced with the following:

            Portfolio  Managers.  Effective  August  1,  2004,
            the  portfolio  managers  of the Fund are  William
            Wilby  and  Rajeev  Bhaman.  They are the  persons
            principally   responsible   for   the   day-to-day
            management of the Fund's  portfolio.  Mr. Wilby is
            a Vice  President  of the Fund  and a Senior  Vice
            President  of the Manager  (since  July 1994).  He
            has been the person  principally  responsible  for
            the   day-to-day    management   of   the   Fund's
            portfolio  since  December  1995.  Mr. Bhaman is a
            Vice   President  of  the  Manager  and  portfolio
            manager  of  other  Oppenheimer  funds.  Prior  to
            joining OFI in 1996,  Mr.  Bhaman was  employed at
            Barclays  de Zoete  Wedd  Inc.,  concentrating  on
            Asian  research and  research  sales.  Mr.  Bhaman
            holds  a  B.A.   and  an   M.B.A.   from   Cornell
            University as well as an M.B.A.  in  International
            Business  from  the  Katholieke   Universiteit  te
            Leuven in  Belgium.  He is a  Chartered  Financial
            Analyst.

July 21, 2004                                                   PS0485.001